SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


Date of Report:  June 7, 1997
(Date of earliest event reported)

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Commission          Registrant; State of Incorporation           IRS Employer
file number            Address; and Telephone Number          Identification No.
-----------         ----------------------------------        ------------------

  1-11337         WPS RESOURCES CORPORATION                        39-1775292
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  414-433-1466

  1-3016          WISCONSIN PUBLIC SERVICE CORPORATION             39-0715160
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  414-433-1466



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ITEM 5.  Other Events.
------   ------------

The Kewaunee Nuclear Power Plant ("Kewaunee") was returned to service on June 12, 1997 after being out of service since September 21, 1996 for routine maintenance and the repair of steam generator tubes. It is anticipated that Kewaunee could attain full power by June 27, 1997. Nuclear Regulatory Commission approval of three technical specification changes required for the commencement of operations was received on June 7, 1997. Kewaunee is jointly owned by Wisconsin Public Service Corporation, Wisconsin Power and Light Company, and Madison Gas and Electric Company. Kewaunee is operated by Wisconsin Public Service Corporation, the utility subsidiary of WPS Resources Corporation.

Background information regarding Kewaunee steam generator repair problems is set forth in the registrants' Annual Report on Form 10-K for the year ended December 31, 1996, Current Report on Form 8-K dated March 10, 1997, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997.












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                            SIGNATURES
                            ----------

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      WPS RESOURCES CORPORATION



                      By:  /s/ R. G. Baeten
                           --------------------------------------
                           R. G. Baeten
                           Treasurer


Date:  June 18, 1997












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                            SIGNATURES
                            ----------

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Wisconsin Public Service Corporation



                      By:  /s/ R. G. Baeten
                           --------------------------------------
                           R. G. Baeten
                           Vice President-Treasurer


Date:  June 18, 1997












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